SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 21, 1996

                              --------------------


                                SIS BANCORP, INC.
               (exact name of registrant as specified in charter)


Massachusetts                     000-20809                 04-3303264
State or Other Jurisdiction       Commission                (IRS Employer
of Incorporation)                 File Number)              Identification No.)


1441 Main Street                                            01102
Springfield, Massachusetts                                  (Zip Code)
(address of principal office)


                                 (413) 748-8000
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

         On June 21, 1996, SIS Bancorp, Inc., a Massachusetts corporation (the "Company"), which was organized by Springfield Institution for Savings, a Massachusetts stock savings bank (the "Bank"), for the purpose of reorganizing the Bank into a holding company structure, acquired 100% of the outstanding shares of the Bank's common stock, par value $1.00 per share, in a 1:1 exchange for shares of the Company's common stock, par value $.01 per share (the "Company Common Stock"). Upon the effectiveness of such share-for-share exchange (the "Reorganization"), the Bank became the wholly-owned subsidiary of the Company and the Bank's former stockholders became the stockholders of the Company. The Reorganization was consummated in accordance with the terms of a certain Agreement and Plan of Reorganization dated as of January 31, 1996 between the Bank and the Company. The Company Common Stock is included in the NASDAQ Stock Exchange under the symbol "SISB".

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (a)      Financial Statements

                  The financial statements contained in the Bank's Annual Report on Form F-2 for the year ended December 31, 1995 and Quarterly Report on Form F-4 for the three months ended March 31, 1996, as previously filed by the Bank with the Federal Deposit Insurance Corporation under Section 13 of the Exchange Act and included as Exhibits 99.3 and 99.6, respectively, to the Company's Registration Statement on Form 8-A, are incorporated herein and made a part hereof by this reference.

         (b)      Pro Forma Financial Information

                  The following unaudited pro forma financial information has been prepared to reflect the June 21, 1996 acquisition of the Bank by the Company using pooling of interests accounting and as if it had been consummated as of March 31, 1996. As the Company had no material assets or operations prior to consummation of the Reorganization described in Item 2, the pro forma information demonstrating the balance sheet as of March 31, 1996 and income statements as of December 31, 1995 and March 31, 1996 of the Company as if the Reorganization had occurred as of January 1, 1996 are substantially the same as those of the Bank described in Item 7(a) above with the exception of the following pro forma adjustments. The pro forma adjustments result from (i) the one for one exchange of shares of the Company Common Stock, $0.01 par value per share, for shares of the common stock of the Bank, $1.00 par value per share, and (ii) the repurchase of 100 shares of the Company Common Stock from the Bank at par value. As of March 31, 1996, there were 5,718,200 shares of common stock of the Bank outstanding; and as of June 21, 1996, there were 5,722,600 shares of common stock of the Bank outstanding. The following shows the impact of these pro forma adjustments to the stockholders' equity of the Company at March 31, 1996:


                                       Bank
                                    Historical                 Company
                                    Financial                Historical              Pro Forma             Pro Forma
                                   Information          Financial Information       Adjustments          Consolidated
- ----------------------------- ----------------------  -------------------------  -----------------  -----------------------
Stockholders' Equity

Common Stock                          $ 5,718                   $     --              ($5,661)                    $ 57

Unearned
    Compensation                      $(4,649)                        --                   --                   (4,649)

Additional Paid-In
    Capital                           $36,197                        250                5,661                   42,108

Retained Earnings                     $45,586                         --                 (250)                  45,236

Unrealized Gain/Loss
on Investment Securities
Available for Sale                     $1,485                         --                   --                    1,485
___________________________________________________________________________________________________________________________

Total:                                $84,237                      $ 250                $(250)                 $84,237

There are no other pro forma adjustments as a result of the Reorganization that would result in differences between the pro forma financial statements of the Company and the consolidated financial statements of the Bank described in Item 7(a) above.

         (c)      Exhibits

                  (2) Agreement and Plan of Reorganization dated as of January 31, 1996 between the Company and the Bank, incorporated herein by reference from Appendix A to the Proxy Statement-Prospectus included as Exhibit
                           99.5 to the Company's Registration Statement on Form 8-A.

                                   Signatures

         Under the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              SIS BANCORP, INC.

                              Date:  June 21, 1996



                              By: /s/ F. William Marshall, Jr.
                                      F. William Marshall, Jr.
                                      President and Chief Executive Officer